UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 7, 2005


                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                      000-50774                41-2052984
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)


             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)


                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:

                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

      IPEX, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated September 7, 2005, filed with the Securities and Exchange Commission on September 27, 2005 (the "Original Form 8-K"), to (i) amend Item 5.02 and (ii) amend Item 9.01 to include the attached Exhibit 17.1 -- Letter from Edward Sullivan to the Company, dated October 4, 2005.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

Resignation of Director

      On September 7, 2005, Edward Sullivan resigned as a member of the Board of Directors of the Company after a request of the Company for him to do so in order to reconstitute the Board with independent Board members. At the time of his resignation, Mr. Sullivan was Chairman of the Company's Code of Ethics Committee and a member of the Company's Stock Option Plan Committee. Mr. Sullivan also served as a member of the Audit Committee during his employment with the Company.

      On September 27, 2005, the Company filed the Original Form 8-K to report this information, and, as required by law, provided Mr. Sullivan with an opportunity to furnish the Company with a letter stating whether he agreed with the statements made by the Company in the Original Form 8-K regarding his resignation and, if not, stating the respects in which he does not agree. On October 4, 2005, the Company received a letter from Mr. Sullivan describing his view of his disagreement with prior management and others. This letter is attached hereto as Exhibit 17.1.

      Mr. Sullivan's letter generally relates to conduct of former directors and officers of the Company and other third parties.

      The Audit Committee of the Company's Board of Directors, working with its independent legal counsel, is currently conducting an independent investigation into the activities of certain former officers and directors, of the Company, among them Mr. Sullivan, including matters addressed in Mr. Sullivan's letter. Once it has the findings of that investigation, the Board intends to take appropriate action consistent with the best interest of shareholders.

      The Company has been notified by the staff of the U.S. Securities and Exchange Commission that the staff is currently conducting an informal inquiry into the prior operations of the Company. The new Board of Directors is cooperating with the staff of the SEC.

Item 9.01 - Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number      Description
--------------------------------------------------------------------------------
17.1        Letter on  departure of director  dated  October 4, 2005 from Edward
            Sullivan


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IPEX, Inc.


Dated: October 7, 2005                      By: /s/ Gerald Beckwith
                                                --------------------------------
                                                Name:  Gerald Beckwith
                                                Title: Chief Executive Officer


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